Exhibit 99.1

Healthaxis Expands Relationship with HealthSCOPE Benefits, Inc.

Signs Multi-Year IT Outsourcing Contract to Deliver Additional Outsourcing Solutions Through BPO Management Services, Inc.

IRVING, Texas--(BUSINESS WIRE)--Healthaxis, Inc., “Healthaxis” (Nasdaq: HAXS) an innovative provider of technology-enhanced, integrated business process solutions and services, including claims and benefit administration applications, web-enabled software solutions and outsourced claims related services for health benefit administrators and health insurance claims, today announced that it has recently signed a significant, multi-year outsourcing agreement to provide fully outsourced data center and information technology services to HealthSCOPE Benefits, Inc. (HealthSCOPE), headquartered in Little Rock, Arkansas.

The new agreement extends HealthSCOPE’s relationship with Healthaxis by over two years through November, 2012, and adds new, incremental services. Healthaxis will deliver the additional services through its relationship with BPO Management Services, Inc. (BPOMS) (OTC BB: BPOM) in its world class Data Center, in Pearl River, New York. BPOMS is a leading full-service, on-demand business process outsourcing company focused on serving middle-market enterprises. BPOMS will provide a full complement of services encompassing the hosting and management of HealthSCOPE’s server environment, including monitoring, support and maintenance of all related network components and desktop devices for all seven of its U.S. office locations from the BPOMS full-service, 24/7/365 support center.

HealthSCOPE is a total health management company providing full service benefits administration and health management services to self-funded employers. HealthSCOPE's partnerships with clients are founded upon three basic tenets, Healthy People, Healthy Business, and Healthy Futures. These tenets form the basis of their pledge to work with our clients to develop attractive, affordable and customer-friendly comprehensive plans for their employees. HealthSCOPE, through its leading edge technology, empowers clients to proactively monitor and manage the health of their employee populations, assertively controls health care costs, and enables cost trend management dramatically below industry averages. An industry leader, HealthSCOPE is a long-time customer of Healthaxis and one of Healthaxis' largest customers.

HealthSCOPE CEO, Joe Edwards commented, “We are delighted by the combined HAXS/BPOMS service offering as demonstrated by our significant contract commitment, and are looking forward to this new expanded relationship. We are a growing, innovative benefits administrator. Our focus is on delivering high quality service while helping large employers manage both the cost and administration of their healthplans. Having partners like Healthaxis and BPOMS support a significant part of our operational infrastructure helps us deliver the absolute best service of any benefits administrator in the country.”

John Carradine, Healthaxis CEO commented, “The combined BPOMS/HAXS service offering will continue to generate enhanced value to our installed base of customers. Our customers are delighted by the additional services which BPOMS provides and this expanded relationship with HealthSCOPE validates our value proposition and demonstrates the cross-selling opportunities we expect to benefit from through this combination.”

BPOMS CEO, Patrick Dolan added, “HealthSCOPE’s decision to utilize our IT outsourcing capability is testament to the confidence they have in both us and Healthaxis. HealthSCOPE will benefit from the approximate 40% reduction in expenses we provide our customers and we are excited to build upon the strong relationship Healthaxis has created. HealthSCOPE will follow Healthaxis’ recently completed move of its own software and technology environment to our data center operation. From this location we are delivering 24*7 support to Healthaxis’ entire constituency of customers providing them with enhanced service levels and improved productivity in their operations. This contract win is also a primary example of the considerable synergies anticipated from the pending BPOMS/Healthaxis merger transaction, which will enable Healthaxis customers to leverage the BPOMS on-demand technology platform, world-class data center resources, Enterprise Content Management services and Human Resources offering.”

About HealthSCOPE Benefits, Inc.

HealthSCOPE Benefits is a total health management company providing full service benefits administration and health management services to self-funded employers. Headquartered in Little Rock, Arkansas with offices in Columbus, OH; Indianapolis, IN; Los Angeles, CA; Nashville, TN; St. Louis, MO and San Marcos, CA, HealthSCOPE's more than 300 employees support clients in the management of over $800 million in annual health care expenditures. For more information, visit www.healthscopebenefits.com.

About BPO Management Services, Inc.

BPO Management Services (BPOMS) (OTC BB: BPOM) is a business process outsourcing (BPO) services provider that offers a diversified range of on-demand services, including human resources, information technology, enterprise content management, and finance and accounting, to support the back-office business functions of middle-market enterprises on an outsourced basis. BPOMS supports middle-market businesses new to the BPO market, established businesses that already outsource, and businesses seeking to maximize return-on-investment from their in-house workforce. For more information, please visit www.BPOMS.COM

About HealthAxis Inc.

Healthaxis (NASDAQ: HAXS) is an innovative provider of healthcare payer solutions. By combining technology and services Healthaxis can deliver value to payers and their customers. The company offers fully integrated business process outsourcing and claims administration systems that incorporate advanced technology solutions. Healthaxis' technology is time tested, scalable and offered on an ASP basis. With its Best Shore capability, Healthaxis can offer competitive, high quality BPO services in four locations – Dallas, Texas; Castle Dale, Utah; Montego Bay, Jamaica and Jaipur, India. The Smart Front End® enables payers the ultimate flexibility in network re-pricing and delivering to their legacy system a fully edited, clean, pre-priced claim to ensure the highest levels of auto adjudication. Healthaxis’ claims administration systems solutions provide an end to end cost competitive solution for all sizes of payers: enrollment, data capture, administration, claims, customer service, print distribution and web services. For information on Healthaxis products and services, call (800) 519-0679 or visit the website at www.healthaxis.com.

Forward-looking statements:

Statements that are not purely historical facts constitute forward-looking statements within the meaning of Section 27A of the Securities and Exchange Act of 1934, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include without limitation the risks and uncertainties identified in our documents filed with, or furnished to, the Securities and Exchange Commission, including those identified under the caption "Risk Factors" in our most recently filed Form 10-K. We undertake no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

Additional Information and Where to Find It:

Healthaxis is considering entering into a merger transaction with BPO Management Services, Inc. ("BPOMS"). In connection with the proposed merger transaction, Healthaxis and BPOMS will be filing a joint proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. Investors and security holders of Healthaxis and BPOMS are urged to read the joint proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information. Healthaxis investors and security holders may obtain free copies of the joint proxy statement and other documents when they become available by contacting Healthaxis Investor Relations through the Healthaxis website at www.healthaxis.com, or by mail at Healthaxis Investor Relations, 7301 State Highway 161, Suite 300, Irving, TX 75039, Attn: Ron Herbert, or by telephone at (972) 443-5000. BPOMS investors and security holders may obtain free copies of the joint proxy statement and other documents when they become available by contacting BPOMS Investor Relations through the BPOMS website at www.bpoms.com, or by mail at BPOMS Investor Relations, 1290 N. Hancock Street, Suite 200, Anaheim, CA 92807, or by telephone at (714) 974-2670. In addition, documents filed with the SEC by either BPOMS or Healthaxis are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

Healthaxis, BPOMS and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed merger transaction. Information concerning the special interests of these directors, executive officers and other members of management and employees in the proposed merger transaction will be included in the joint proxy statement of BPOMS and Healthaxis described above. Information regarding Healthaxis’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and information regarding BPOMS’ directors and executive officers is also available in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at each of BPOMS and Healthaxis as described above.

BPOMS Investor contact:

Hayden Communications

Brett Maas, 646-536-7331

brett@haydenir.com

BPOMS Media contact:

Richard Stern

Stern & Co.

212-888-0044

richstern@sternco.com

Alison Simard

Stern & Co.

323-650-7117

arsimard@sternco.com

BPOMS Company Contact:

BPO Management Services, Inc.

Patrick Dolan, Chairman & CEO

Patrick.Dolan@bpoms.com

CONTACT:
Healthaxis, Inc.
Ron Herbert, CFO, 972-443-5000
rherbert@healthaxis.com